UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 15, 2019

Universal Solar Technology, Inc.
(Exact name of registrant as specified in its charter)

Nevada   000-1434389   82-4307598
(State or other jurisdiction
of incorporation)   (Commission File Number)   (I.R.S. Employer
Identification No.)
10685 Hazel Hurst Drive, Suite 21698
Houston, Texas 77043
(Address of principal executive offices) (Zip Code)
(832) 991-2275
(Registrants telephone number, including area code)
523 North Sam Houston Pkwy E, Suite 175
 Houston, Texas 77060
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

________________________________________

Item 8.01. Other Events.

In June 2018, a Press Release was issued stating that Universal Solar
Technology, Inc. (UNSS) and WebWed, Inc. signed a Memorandum of Understanding
(MOU) outlining WebWed proprietary online platform to perform legal marriages.
Universal Solar Technology, Inc. (UNSS) has cancelled the MOU with WebWed, Inc.
and no operational or financial obligations were executed based on this agreement.

________________________________________

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 15, 2019

UNIVERSAL SOLAR TECHNOLOGY, INC.

By:   /s/    Paul D. Landrew
Name:   Paul D. Landrew
Title:   Chairman of the Board of Directors and Chief Executive Officer